UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2016

Semiannual Report
to Shareholders

Deutsche High Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Manager

8 Portfolio Summary

11 Investment Portfolio

31 Statement of Assets and Liabilities

33 Statement of Operations

35 Statement of Changes in Net Assets

36 Financial Highlights

42 Notes to Financial Statements

59 Information About Your Fund's Expenses

61 Advisory Agreement Board Considerations and Fee Evaluation

66 Account Management Resources

68 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the beef"? The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers will be renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary March 31, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	0.94%	–4.00%	4.35%	5.60%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–3.60%	–8.32%	3.40%	5.11%
Credit Suisse High Yield Index†	0.45%	–4.46%	4.59%	6.55%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	0.33%	–4.75%	3.51%	4.79%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.66%	–4.75%	3.51%	4.79%
Credit Suisse High Yield Index†	0.45%	–4.46%	4.59%	6.55%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
No Sales Charges	0.53%	–4.37%	3.93%	5.18%
Credit Suisse High Yield Index†	0.45%	–4.46%	4.59%	6.55%
Class R6		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 3/31/16
No Sales Charges		1.02%	–3.84%	–3.09%
Credit Suisse High Yield Index†		0.45%	–4.46%	–3.56%
Class S		6-Month‡	1-Year	Life of Class**
Average Annual Total Returns as of 3/31/16
No Sales Charges		0.81%	–3.82%	3.90%
Credit Suisse High Yield Index†		0.45%	–4.46%	3.88%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/16
No Sales Charges	0.84%	–3.78%	4.58%	5.89%
Credit Suisse High Yield Index†	0.45%	–4.46%	4.59%	6.55%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 0.94%, 1.72%, 1.38%, 0.85%, 0.77% and 0.70% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche High Income Fund — Class A ■ Credit Suisse High Yield Index†

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the index is for the time period of August 31, 2014 through March 31, 2016, which is based on the performance period of the life of Class R6.

** Class S shares commenced operations on May 1, 2012. The performance shown for the index is for the time period of April 30, 2012 through March 31, 2016, which is based on the performance period of the life of Class S.

† The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.

‡ Total returns shown for periods less than one year are not annualized.

On June 1 2016, the BofA Merrill Lynch US High Yield Master II Constrained Index replaced the Credit Suisse High Yield Index as the fund's comparative broad-based securities market index because the Advisor believes the BofA Merrill Lynch US High Yield Master II Constrained Index more closely reflects the fund's investment strategies.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/16	$ 4.38	$ 4.39	$ 4.38	$ 4.38	$ 4.38	$ 4.39
9/30/15	$ 4.45	$ 4.46	$ 4.45	$ 4.46	$ 4.46	$ 4.46
Distribution Information as of 3/31/16
Income Dividends, Six Months	$ .11	$ .09	$ .10	$ .11	$ .12	$ .12
March Income Dividend	$ .0182	$ .0152	$ .0168	$ .0187	$ .0188	$ .0191
SEC 30-day Yield††	4.96%	4.44%	4.86%	5.36%	5.37%	5.47%
Current Annualized Distribution Rate††	4.99%	4.15%	4.60%	5.11%	5.15%	5.22%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2016, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.20% for Class R6 shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.95% for Class R6 shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies, US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2016 (Unaudited)

	Principal Amount($)(a)	Value ($)

Corporate Bonds 95.1%
Consumer Discretionary 28.7%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022	1,110,000	1,129,425
Ally Financial, Inc.:
3.25%, 11/5/2018	2,070,000	2,035,845
4.125%, 3/30/2020	5,590,000	5,548,075
4.125%, 2/13/2022	3,000,000	2,947,500
Altice Financing SA:
144A, 6.5%, 1/15/2022	1,500,000	1,526,250
144A, 7.875%, 12/15/2019	2,120,000	2,215,400
Altice Finco SA, 144A, 9.875%, 12/15/2020	2,120,000	2,279,000
AMC Entertainment, Inc., 5.875%, 2/15/2022	1,935,000	1,988,213
AmeriGas Finance LLC:
6.75%, 5/20/2020	4,215,000	4,320,375
7.0%, 5/20/2022	3,260,000	3,341,500
APX Group, Inc., 6.375%, 12/1/2019	1,895,000	1,900,685
Asbury Automotive Group, Inc.:
6.0%, 12/15/2024	4,695,000	4,741,950
144A, 6.0%, 12/15/2024	3,630,000	3,666,300
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	3,750,000	3,984,375
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021	3,235,000	2,652,700
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025	4,085,000	3,737,775
5.5%, 4/1/2023 (b)	6,155,000	5,970,350
Beacon Roofing Supply, Inc., 144A, 6.375%, 10/1/2023	1,485,000	1,574,100
Block Communications, Inc., 144A, 7.25%, 2/1/2020	3,469,000	3,364,930
Boyd Gaming Corp., 6.875%, 5/15/2023	1,295,000	1,379,175
Caleres, Inc., 6.25%, 8/15/2023	1,055,000	1,055,000
CCO Holdings LLC:
144A, 5.125%, 5/1/2023	3,475,000	3,535,812
144A, 5.375%, 5/1/2025	2,605,000	2,650,587
144A, 5.875%, 4/1/2024	2,375,000	2,487,813
144A, 5.875%, 5/1/2027	4,340,000	4,426,800
CCOH Safari LLC, 144A, 5.75%, 2/15/2026	4,970,000	5,143,950
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	8,700,000	8,112,750
144A, 6.375%, 9/15/2020	8,315,000	8,231,850
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021	1,279,310	1,317,689
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022	2,270,000	2,162,175
Series B, 6.5%, 11/15/2022	3,380,000	3,363,100
Series A, 7.625%, 3/15/2020	990,000	846,450
Series B, 7.625%, 3/15/2020	5,455,000	5,004,962
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020	200,000	205,630
CSC Holdings LLC, 5.25%, 6/1/2024	2,140,000	1,907,275
Dana Holding Corp.:
5.375%, 9/15/2021	800,000	796,000
5.5%, 12/15/2024	1,710,000	1,615,950
DISH DBS Corp.:
6.75%, 6/1/2021	4,420,000	4,563,650
7.875%, 9/1/2019	4,165,000	4,581,500
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020	3,605,000	3,771,731
144A, 5.75%, 3/1/2023	2,992,500	3,172,050
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020 (b)	6,110,000	6,201,650
5.25%, 4/15/2023 (b)	4,452,000	4,427,514
Global Partners LP, 7.0%, 6/15/2023	2,150,000	1,601,750
Goodyear Tire & Rubber Co., 5.125%, 11/15/2023	1,495,000	1,528,638
Group 1 Automotive, Inc.:
5.0%, 6/1/2022	4,010,000	3,969,900
144A, 5.25%, 12/15/2023	5,140,000	5,075,750
HD Supply, Inc.:
144A, 5.25%, 12/15/2021	2,610,000	2,740,500
144A, 5.75%, 4/15/2024 (c)	1,180,000	1,212,450
7.5%, 7/15/2020	880,000	933,900
11.5%, 7/15/2020	3,020,000	3,350,312
Hot Topic, Inc., 144A, 9.25%, 6/15/2021	1,380,000	1,383,450
Lamar Media Corp., 144A, 5.75%, 2/1/2026	475,000	498,750
Lennar Corp., 4.75%, 11/15/2022	3,500,000	3,508,750
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022	460,000	468,050
144A, 7.0%, 9/1/2020	3,160,000	3,310,100
MDC Partners, Inc.:
144A, 6.5%, 5/1/2024	1,680,000	1,715,700
144A, 6.75%, 4/1/2020	3,225,000	3,333,844
Mediacom Broadband LLC:
5.5%, 4/15/2021	465,000	468,488
6.375%, 4/1/2023	5,830,000	5,961,175
Mediacom LLC, 7.25%, 2/15/2022	995,000	1,047,238
MGM Resorts International:
6.0%, 3/15/2023 (b)	2,665,000	2,758,275
6.75%, 10/1/2020	4,799,000	5,192,518
8.625%, 2/1/2019	4,620,000	5,255,250
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020	2,175,000	2,185,875
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025	1,040,000	1,124,396
144A, 10.125%, 1/15/2023	5,040,000	5,392,800
144A, 10.875%, 10/15/2025	5,100,000	5,543,700
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022	1,305,000	1,337,625
Numericable-SFR:
144A, 4.875%, 5/15/2019	4,635,000	4,611,825
144A, 6.0%, 5/15/2022	6,930,000	6,756,750
Penske Automotive Group, Inc., 5.375%, 12/1/2024	6,265,000	6,218,012
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021	1,455,000	1,542,300
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023	500,000	508,700
144A, 5.375%, 4/15/2023	210,000	215,513
Sally Holdings LLC, 5.625%, 12/1/2025	3,725,000	3,967,125
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023	3,295,000	3,311,475
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	1,150,000	1,152,875
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020	2,075,000	2,137,250
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020	2,170,000	2,251,397
Springs Industries, Inc., 6.25%, 6/1/2021	2,765,000	2,778,825
Starz LLC, 5.0%, 9/15/2019	1,545,000	1,575,900
Suburban Propane Partners LP, 5.75%, 3/1/2025	1,260,000	1,203,300
Toll Brothers Finance Corp., 4.875%, 11/15/2025	2,440,000	2,415,600
TRI Pointe Group, Inc., 4.375%, 6/15/2019	1,295,000	1,285,288
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023	8,260,000	8,466,500
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	6,765,000	6,849,562
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022	4,365,000	4,615,987
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025	2,160,000	1,809,000
144A, 8.5%, 10/15/2022	1,880,000	1,776,600
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	4,175,000	4,175,000
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025	1,475,000	1,445,500
		281,855,279
Consumer Staples 2.8%
Aramark Services, Inc., 5.125%, 1/15/2024	1,490,000	1,570,087
Constellation Brands, Inc., 4.75%, 12/1/2025	620,000	641,700
Cott Beverages, Inc.:
5.375%, 7/1/2022	3,890,000	3,948,350
6.75%, 1/1/2020	1,710,000	1,795,500
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020	6,410,000	6,650,375
JBS Investments GmbH, 144A, 7.25%, 4/3/2024	2,340,000	2,123,550
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025	3,210,000	2,808,750
144A, 8.25%, 2/1/2020	1,450,000	1,486,250
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025	1,720,000	1,726,450
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024	410,000	429,147
Post Holdings, Inc., 144A, 6.75%, 12/1/2021	905,000	953,644
Smithfield Foods, Inc., 6.625%, 8/15/2022	93,000	98,813
The WhiteWave Foods Co., 5.375%, 10/1/2022	3,400,000	3,659,250
		27,891,866
Energy 8.0%
Antero Resources Corp.:
5.125%, 12/1/2022	3,020,000	2,740,650
5.375%, 11/1/2021	2,255,000	2,085,875
5.625%, 6/1/2023	1,750,000	1,610,000
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	3,920,000	3,263,400
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	2,170,000	1,912,313
Concho Resources, Inc., 5.5%, 4/1/2023	4,760,000	4,664,800
Continental Resources, Inc.:
4.5%, 4/15/2023	2,000,000	1,672,500
5.0%, 9/15/2022	11,895,000	10,252,003
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023	825,000	610,500
DCP Midstream Operating LP, 2.7%, 4/1/2019	6,000,000	5,360,010
Gulfport Energy Corp., 6.625%, 5/1/2023	870,000	809,100
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	3,205,000	2,700,212
144A, 5.75%, 10/1/2025	3,030,000	2,605,800
Holly Energy Partners LP, 6.5%, 3/1/2020	990,000	980,100
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019	1,490,000	931,250
Laredo Petroleum, Inc., 6.25%, 3/15/2023 (b)	2,615,000	2,190,062
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	2,360,000	1,392,400
144A, 6.5%, 3/15/2021	715,000	431,681
Memorial Resource Development Corp., 5.875%, 7/1/2022	1,700,000	1,436,500
Newfield Exploration Co.:
5.375%, 1/1/2026	1,310,000	1,192,100
5.75%, 1/30/2022	740,000	721,271
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)	1,380,000	1,021,200
6.875%, 1/15/2023	615,000	453,563
Range Resources Corp., 144A, 4.875%, 5/15/2025	3,425,000	2,996,875
Rice Energy, Inc., 7.25%, 5/1/2023	3,440,000	3,010,000
RSP Permian, Inc., 6.625%, 10/1/2022	2,490,000	2,452,650
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	6,465,000	6,214,481
5.625%, 4/15/2023	3,000,000	2,850,000
5.625%, 3/1/2025	1,395,000	1,330,481
Sunoco LP:
144A, 5.5%, 8/1/2020	1,250,000	1,246,875
144A, 6.375%, 4/1/2023	1,275,000	1,275,791
Whiting Petroleum Corp., 6.25%, 4/1/2023 (b)	2,460,000	1,654,350
Williams Partners LP, 6.125%, 7/15/2022	2,970,000	2,757,850
WPX Energy, Inc., 8.25%, 8/1/2023	2,520,000	1,953,000
		78,779,643
Financials 5.6%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017	4,210,000	4,341,562
AerCap Ireland Capital Ltd.:
4.625%, 10/30/2020	2,960,000	3,034,000
5.0%, 10/1/2021	1,055,000	1,091,925
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017	2,375,000	2,404,687
CIT Group, Inc., 3.875%, 2/19/2019	11,465,000	11,436,337
CNO Financial Group, Inc.:
4.5%, 5/30/2020	630,000	642,600
5.25%, 5/30/2025	1,295,000	1,324,138
E*TRADE Financial Corp.:
4.625%, 9/15/2023	1,720,000	1,715,700
5.375%, 11/15/2022	1,600,000	1,690,000
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022	2,135,000	2,223,069
(REIT), 5.375%, 4/1/2023	6,455,000	6,680,925
(REIT), 5.75%, 1/1/2025	1,600,000	1,680,000
(REIT), 5.875%, 1/15/2026	1,245,000	1,312,853
International Lease Finance Corp.:
3.875%, 4/15/2018	3,630,000	3,650,691
6.25%, 5/15/2019	2,695,000	2,873,544
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	855,000	889,200
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022	2,650,000	2,769,250
(REIT), 6.375%, 3/1/2024	2,365,000	2,489,162
(REIT), 6.875%, 5/1/2021	2,415,000	2,502,544
		54,752,187
Health Care 9.4%
Alere, Inc., 144A, 6.375%, 7/1/2023	1,715,000	1,800,750
Community Health Systems, Inc.:
5.125%, 8/1/2021	8,485,000	8,591,062
7.125%, 7/15/2020	3,750,000	3,543,750
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023	870,000	746,025
Endo Finance LLC:
144A, 5.75%, 1/15/2022	1,935,000	1,833,413
144A, 5.875%, 1/15/2023	1,955,000	1,862,137
Endo Ltd.:
144A, 6.0%, 7/15/2023	1,860,000	1,750,725
144A, 6.0%, 2/1/2025	1,310,000	1,228,125
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019	1,980,000	2,160,057
HCA, Inc.:
5.25%, 6/15/2026	3,785,000	3,879,625
5.875%, 2/15/2026	7,570,000	7,797,100
6.5%, 2/15/2020	9,615,000	10,552,462
7.5%, 2/15/2022	1,109,000	1,255,943
Hologic, Inc., 144A, 5.25%, 7/15/2022	855,000	891,338
Horizon Pharma Financing, Inc., 144A, 6.625%, 5/1/2023	1,350,000	1,191,375
IMS Health, Inc., 144A, 6.0%, 11/1/2020	2,350,000	2,414,625
LifePoint Health, Inc.:
5.5%, 12/1/2021	2,430,000	2,539,350
5.875%, 12/1/2023	2,135,000	2,231,075
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020	725,000	679,325
144A, 5.625%, 10/15/2023	1,275,000	1,157,063
Tenet Healthcare Corp.:
144A, 4.134%**, 6/15/2020	1,630,000	1,617,775
6.25%, 11/1/2018	14,050,000	14,963,250
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020	3,295,000	2,685,425
144A, 5.875%, 5/15/2023	3,040,000	2,382,600
144A, 6.125%, 4/15/2025	6,685,000	5,147,450
144A, 7.5%, 7/15/2021	9,335,000	7,777,175
		92,679,000
Industrials 10.2%
ADT Corp.:
3.5%, 7/15/2022 (b)	1,315,000	1,137,475
5.25%, 3/15/2020 (b)	2,805,000	2,868,112
6.25%, 10/15/2021 (b)	3,760,000	3,778,800
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021	4,735,000	4,912,562
Allegion PLC, 5.875%, 9/15/2023	805,000	847,263
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020	2,335,000	1,978,913
Belden, Inc., 144A, 5.5%, 9/1/2022	3,360,000	3,376,800
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	2,850,000	2,123,250
144A, 6.0%, 10/15/2022	2,320,000	1,740,000
144A, 7.5%, 3/15/2025	875,000	665,000
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019	1,120,000	1,052,800
Casella Waste Systems, Inc., 7.75%, 2/15/2019	3,220,000	3,266,287
Covanta Holding Corp., 5.875%, 3/1/2024	1,940,000	1,881,800
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019	2,415,000	2,378,775
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021	1,395,000	1,269,450
DR Horton, Inc., 4.0%, 2/15/2020	835,000	860,050
EnerSys, 144A, 5.0%, 4/30/2023	435,000	419,775
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019	1,295,000	1,295,000
FTI Consulting, Inc., 6.0%, 11/15/2022	1,885,000	1,974,538
Garda World Security Corp., 144A, 7.25%, 11/15/2021	2,550,000	1,963,500
Gates Global LLC, 144A, 6.0%, 7/15/2022	1,695,000	1,449,225
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021	3,735,000	3,921,750
144A, 5.0%, 11/15/2025	1,488,000	1,556,820
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024	948,000	1,033,320
Masonite International Corp., 144A, 5.625%, 3/15/2023	1,884,000	1,968,780
Meritor, Inc.:
6.25%, 2/15/2024	1,895,000	1,669,969
6.75%, 6/15/2021	4,663,000	4,324,932
Moog, Inc., 144A, 5.25%, 12/1/2022	1,565,000	1,566,956
Nortek, Inc., 8.5%, 4/15/2021	3,615,000	3,750,562
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023	2,105,000	2,099,737
Oshkosh Corp.:
5.375%, 3/1/2022	1,455,000	1,480,463
5.375%, 3/1/2025	215,000	216,613
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (b)	3,690,000	3,652,575
SBA Communications Corp., 5.625%, 10/1/2019	1,920,000	2,004,000
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	2,525,000	2,613,375
Summit Materials LLC:
6.125%, 7/15/2023	2,480,000	2,356,000
144A, 8.5%, 4/15/2022	940,000	970,550
Titan International, Inc., 6.875%, 10/1/2020	1,675,000	1,356,750
Triumph Group, Inc., 5.25%, 6/1/2022	1,145,000	1,030,500
United Rentals North America, Inc.:
4.625%, 7/15/2023	1,465,000	1,455,844
6.125%, 6/15/2023 (b)	200,000	206,500
7.625%, 4/15/2022	5,690,000	6,059,850
USG Corp., 144A, 5.5%, 3/1/2025	110,000	114,400
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022	2,095,000	2,034,769
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020	3,285,000	3,321,956
144A, 4.5%, 4/29/2022	4,730,000	4,824,600
144A, 4.75%, 4/29/2025	3,770,000	3,751,150
		100,582,096
Information Technology 4.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020	955,000	980,069
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021	7,715,000	8,110,394
Cardtronics, Inc., 5.125%, 8/1/2022	1,280,000	1,264,000
CDW LLC:
5.5%, 12/1/2024	3,115,000	3,208,450
6.0%, 8/15/2022	7,300,000	7,715,151
Denali Borrower LLC, 144A, 5.625%, 10/15/2020	2,695,000	2,842,888
EarthLink Holdings Corp., 7.375%, 6/1/2020	2,310,000	2,390,850
Entegris, Inc., 144A, 6.0%, 4/1/2022	1,395,000	1,415,925
First Data Corp., 144A, 7.0%, 12/1/2023	2,485,000	2,509,850
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022	2,435,000	2,581,100
Infor U.S., Inc., 6.5%, 5/15/2022	1,950,000	1,774,500
Informatica LLC, 144A, 7.125%, 7/15/2023	860,000	829,900
Micron Technology, Inc., 144A, 5.25%, 8/1/2023	2,145,000	1,753,537
NCR Corp.:
5.875%, 12/15/2021	485,000	495,913
6.375%, 12/15/2023	1,210,000	1,246,300
Open Text Corp., 144A, 5.625%, 1/15/2023	1,690,000	1,723,800
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023	1,315,000	1,308,425
Sanmina Corp., 144A, 4.375%, 6/1/2019	230,000	235,175
Western Digital Corp.:
144A, 7.375%, 4/1/2023 (c)	980,000	999,600
144A, 10.5%, 4/1/2024 (c)	3,217,000	3,225,042
		46,610,869
Materials 10.2%
ArcelorMittal, 5.125%, 6/1/2020 (b)	550,000	528,000
Ardagh Packaging Finance PLC:
144A, 3.634%**, 12/15/2019	2,590,000	2,551,150
144A, 6.75%, 1/31/2021	2,915,000	2,820,263
Ball Corp., 4.375%, 12/15/2020	1,045,000	1,087,453
Berry Plastics Corp., 5.5%, 5/15/2022	3,820,000	3,934,600
Cascades, Inc., 144A, 5.5%, 7/15/2022	1,295,000	1,245,628
Chemours Co.:
144A, 6.625%, 5/15/2023	1,500,000	1,222,500
144A, 7.0%, 5/15/2025	725,000	580,000
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	1,730,000	1,688,913
Constellium NV, 144A, 7.875%, 4/1/2021	1,960,000	1,958,295
Coveris Holding Corp., 144A, 10.0%, 6/1/2018	1,915,000	1,828,825
Coveris Holdings SA, 144A, 7.875%, 11/1/2019	2,890,000	2,586,550
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020	321,000	219,885
144A, 7.0%, 2/15/2021	4,190,000	2,807,300
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017	4,800,000	4,428,000
2.375%, 3/15/2018	9,370,000	8,292,450
3.875%, 3/15/2023	3,000,000	2,032,500
Greif, Inc., 7.75%, 8/1/2019	910,000	1,016,925
Hexion, Inc., 6.625%, 4/15/2020	2,405,000	1,996,150
Huntsman International LLC:
5.125%, 4/15/2021 EUR	625,000	701,409
144A, 5.125%, 11/15/2022	2,000,000	1,940,000
Novelis, Inc., 8.75%, 12/15/2020	2,600,000	2,624,180
Perstorp Holding AB, 144A, 8.75%, 5/15/2017	3,445,000	3,436,387
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021	2,335,000	2,276,625
Platform Specialty Products Corp.:
144A, 6.5%, 2/1/2022	1,990,000	1,675,331
144A, 10.375%, 5/1/2021	2,000,000	1,935,000
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020	11,970,000	12,284,212
6.875%, 2/15/2021	9,230,000	9,553,050
Sealed Air Corp.:
144A, 4.875%, 12/1/2022	1,075,000	1,118,000
144A, 5.125%, 12/1/2024	540,000	560,250
Teck Resources Ltd.:
2.5%, 2/1/2018 (b)	12,500,000	10,937,500
3.85%, 8/15/2017	2,500,000	2,362,500
Tronox Finance LLC:
6.375%, 8/15/2020	3,800,000	2,921,250
144A, 7.5%, 3/15/2022	2,105,000	1,578,750
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	840,000	873,600
144A, 5.625%, 10/1/2024	420,000	437,850
		100,041,281
Telecommunication Services 12.8%
B Communications Ltd., 144A, 7.375%, 2/15/2021	2,425,000	2,625,063
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	3,920,000	3,970,999
Series T, 5.8%, 3/15/2022	3,610,000	3,473,181
Series S, 6.45%, 6/15/2021	4,210,000	4,265,235
Series W, 6.75%, 12/1/2023	4,555,000	4,429,737
Series Y, 7.5%, 4/1/2024 (c)	4,995,000	5,007,487
CommScope, Inc.:
144A, 4.375%, 6/15/2020	1,050,000	1,078,875
144A, 5.0%, 6/15/2021	2,290,000	2,307,175
CyrusOne LP, 6.375%, 11/15/2022	2,885,000	2,993,187
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022	2,325,000	1,807,455
144A, 8.25%, 9/30/2020	8,857,000	7,594,877
Digicel Ltd.:
144A, 6.75%, 3/1/2023	3,310,000	2,921,075
144A, 7.0%, 2/15/2020	800,000	730,000
Frontier Communications Corp.:
6.25%, 9/15/2021	1,290,000	1,192,463
7.125%, 1/15/2023	5,505,000	4,871,925
144A, 10.5%, 9/15/2022	5,650,000	5,791,250
144A, 11.0%, 9/15/2025	2,000,000	2,010,000
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	1,910,000	2,129,650
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023	2,390,000	1,439,975
144A, 8.0%, 2/15/2024	5,000,000	5,150,000
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026	1,690,000	1,702,675
5.375%, 8/15/2022	6,080,000	6,174,301
144A, 5.375%, 1/15/2024	1,495,000	1,513,688
5.375%, 5/1/2025	1,730,000	1,751,625
6.125%, 1/15/2021	1,460,000	1,529,350
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020	2,485,000	2,366,963
Plantronics, Inc., 144A, 5.5%, 5/31/2023	855,000	840,038
SBA Telecommunications, Inc., 5.75%, 7/15/2020	4,000,000	4,130,000
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020	2,190,000	2,190,000
Sprint Corp., 7.125%, 6/15/2024	12,120,000	8,999,100
T-Mobile U.S.A., Inc.:
6.0%, 3/1/2023	500,000	510,625
6.0%, 4/15/2024 (c)	7,316,000	7,407,450
6.125%, 1/15/2022	975,000	1,006,688
6.375%, 3/1/2025	4,479,000	4,585,376
6.5%, 1/15/2026	120,000	124,650
6.625%, 11/15/2020	6,755,000	6,974,537
6.633%, 4/28/2021	250,000	261,250
Windstream Services LLC, 7.75%, 10/15/2020	485,000	417,100
Zayo Group LLC:
6.0%, 4/1/2023	4,210,000	4,202,085
6.375%, 5/15/2025	2,165,000	2,116,288
6.375%, 5/15/2025 (c)	1,415,000	1,383,304
		125,976,702
Utilities 2.6%
Calpine Corp.:
5.375%, 1/15/2023	2,140,000	2,074,473
5.75%, 1/15/2025	4,140,000	3,974,400
Dynegy, Inc.:
7.375%, 11/1/2022	2,140,000	1,979,500
7.625%, 11/1/2024	3,850,000	3,493,875
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*	4,626,000	3,376,980
NGL Energy Partners LP, 5.125%, 7/15/2019	1,705,000	1,031,525
NRG Energy, Inc.:
6.25%, 7/15/2022	1,075,000	999,750
6.25%, 5/1/2024 (b)	6,535,000	5,995,862
7.875%, 5/15/2021	1,930,000	1,922,763
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019	875,000	759,063
		25,608,191
Total Corporate Bonds (Cost $955,711,387)		934,777,114

Government & Agency Obligation 0.3%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (d) (Cost $3,031,299)	3,000,000	3,007,383

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*	3,500,000	0
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020	4,974,359	4,962,769
Total Loan Participations and Assignments (Cost $8,457,625)		4,962,769

Convertible Bonds 0.8%
Energy 0.0%
Chesapeake Energy Corp., 2.25%, 12/15/2038	700,000	280,000
Materials 0.8%
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018	7,568,273	7,505,457
Total Convertible Bonds (Cost $7,786,685)		7,785,457

Preferred Security 0.6%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $4,827,041)	6,975,000	5,440,500

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (e)	107	129,391
Industrials 0.0%
Congoleum Corp.*	135,300	0
Quad Graphics, Inc.	1,515	19,604
		19,604
Materials 0.1%
GEO Specialty Chemicals, Inc.*	809,511	307,614
GEO Specialty Chemicals, Inc. 144A*	12,448	4,730
		312,344
Total Common Stocks (Cost $2,030,048)		461,339

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $1,482,531)	6,700	9,554

Securities Lending Collateral 4.1%
Daily Assets Fund "Capital Shares", 0.48% (f) (g) (Cost $40,790,338)	40,790,338	40,790,338

Cash Equivalents 2.7%
Central Cash Management Fund, 0.37% (f) (Cost $26,186,970)	26,186,970	26,186,970

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,050,303,924)†	104.2	1,023,421,424
Other Assets and Liabilities, Net	(4.2)	(40,810,803)
Net Assets	100.0	982,610,621

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5	6/15/2010	USD	3,500,000	3,508,969	0
Energy Future Holdings Corp.*	6.5	11/15/2024	USD	4,626,000	2,868,350	3,376,980
					6,377,319	3,376,980

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2016.

† The cost for federal income tax purposes was $1,052,566,447. At March 31, 2016, net unrealized depreciation for all securities based on tax cost was $29,145,023. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,473,086 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,618,109.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2016 amounted to $39,271,349, which is 4.0% of net assets.

(c) When-issued security.

(d) At March 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	387,564	129,391	0.01

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at year end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At March 31, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Dates	Notional Amount ($) (h)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
12/20/2019	5,960,000[1]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	(96,147)	298,597	(394,744)
12/20/2018	5,000,000[2]	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B	(504,536)	220,631	(725,167)
Total unrealized depreciation						(1,119,911)

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Morgan Stanley

2 Credit Suisse

At March 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	28,230	EUR	25,000	4/14/2016	230	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	565,000	USD	614,377	4/14/2016	(28,810)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 934,777,114	$ —	$ 934,777,114
Government & Agency Obligation	—	3,007,383	—	3,007,383
Loan Participations and Assignments	—	4,962,769	0	4,962,769
Convertible Bonds	—	280,000	7,505,457	7,785,457
Preferred Security	—	5,440,500	—	5,440,500
Common Stocks (j)	19,604	—	441,735	461,339
Warrant	—	—	9,554	9,554
Short-Term Investments (k)	66,977,308	—	—	66,977,308
Derivative (k)
Forward Foreign Currency Exchange Contracts	—	230	—	230
Total	$ 66,996,912	$ 948,467,996	$ 7,956,746	$ 1,023,421,654
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Credit Default Swap Contracts	$ —	$ (1,119,911)	$ —	$ (1,119,911)
Forward Foreign Currency Exchange Contracts	—	(28,810)	—	(28,810)
Total	$ —	$ (1,148,721)	$ —	$ (1,148,721)

There have been no transfers between fair value measurement levels during the period ended March 31, 2016.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Loan Participations and Assignments
Balance as of September 30, 2015	$ 8,705,981	$ 0
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,503,880)	—
Amortization premium/discount	24,379	—
Purchases	278,977	—
Sales	—	—
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of March 31, 2016	$ 7,505,457	$ 0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016	$ (1,503,880)	$ 0

	Common Stocks	Warrants	Total
Balance as of September 30, 2015	$ 604,676	$ 26,875	$ 9,337,532
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(162,941)	(17,321)	(1,684,142)
Amortization premium/discount	—	—	24,379
Purchases	—	—	278,977
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of March 31, 2016	$ 441,735	$ 9,554	$ 7,956,746
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2016	$ (162,941)	$ (17,321)	$ (1,684,142)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 3/31/2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$ 17,812	Market Approach	EV/EBITDA Multiple	7.77
			Discount to Public Comparables	15%
			Discount for Lack of Marketability	15%
Industrials	$ 0	Asset Valuation	Book Value of Equity	0
Materials	$ 55,569	Market Approach	EV/EBITDA Multiple	5.59
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%
Warrant
Materials	$ 1,569	Black Scholes Option Pricing Model	Implied Volatility	22.33%
			Discount for Lack of Marketability	20%
Loan Participations & Assignments
Senior Loans	$ 0	Market Approach	Evaluated Price	0
Convertible Bond
Materials	$ 1,336,556	Convertible Bond Methodology	EV/EBITDA Multiple	5.59
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is a direct relationship between the EV to EBITDA ratio and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of March 31, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $983,326,616) — including $39,271,349 of securities loaned	$ 956,444,116
Investment in Daily Assets Fund (cost $40,790,338)*	40,790,338
Investment in Central Cash Management Fund (cost $26,186,970)	26,186,970
Total investments in securities, at value (cost $1,050,303,924)	1,023,421,424
Cash	4,139,955
Receivable for investments sold	15,484,570
Receivable for Fund shares sold	162,808
Interest receivable	15,883,641
Unrealized appreciation on forward foreign currency exchange contracts	230
Upfront payments paid on bilateral swap contracts	519,228
Other assets	66,308
Total assets	1,059,678,164
Liabilities
Payable upon return of securities loaned	40,790,338
Payable for investments purchased	11,806,943
Payable for investments purchased — when-issued/delayed delivery securities	20,661,030
Payable for Fund shares redeemed	1,213,209
Unrealized depreciation on bilateral swap contracts	1,119,911
Unrealized depreciation on forward foreign currency exchange contracts	28,810
Accrued management fee	381,555
Accrued Trustees' fees	6,735
Other accrued expenses and payables	1,059,012
Total liabilities	77,067,543
Net assets, at value	$ 982,610,621

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	962,012
Net unrealized appreciation (depreciation) on: Investments	(26,882,500)
Swap contracts	(1,119,911)
Foreign currency	(27,988)
Accumulated net realized gain (loss)	(350,458,594)
Paid-in capital	1,360,137,602
Net assets, at value	$ 982,610,621
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($800,800,295 ÷ 182,774,492 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.38
Maximum offering price per share (100 ÷ 95.50 of $4.38)	$ 4.59

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($80,487,991 ÷ 18,349,613 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.39
Class R Net Asset Value, offering and redemption price(a) per share ($512,235 ÷ 117,018 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.38
Class R6 Net Asset Value, offering and redemption price(a) per share ($9,496 ÷ 2,166 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.38
Class S Net Asset Value, offering and redemption price(a) per share ($25,133,255 ÷ 5,732,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.38

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($75,667,349 ÷ 17,254,684 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.39

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended March 31, 2016 (Unaudited)
Investment Income
Income: Dividends	$ 119,669
Interest	31,011,619
Income distributions — Central Cash Management Fund	61,756
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	94,373
Total income	31,287,417
Expenses: Management fee	2,332,319
Administration fee	510,764
Services to shareholders	646,458
Distribution and service fees	1,399,511
Custodian fee	17,292
Professional fees	71,386
Reports to shareholders	54,996
Registration fees	45,482
Trustees' fees and expenses	23,919
Other	43,318
Total expenses before expense reductions	5,145,445
Expense reductions	(1,417)
Total expenses after expense reductions	5,144,028
Net investment income	26,143,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(49,908,915)
Swap contracts	(974,846)
Foreign currency	3,926
(50,879,835)
Change in net unrealized appreciation (depreciation) on: Investments	31,753,329
Swap contracts	(52,755)
Foreign currency	(18,472)
31,682,102
Net gain (loss)	(19,197,733)
Net increase (decrease) in net assets resulting from operations	$ 6,945,656

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
Operations: Net investment income	$ 26,143,389	$ 63,115,353
Net realized gain (loss)	(50,879,835)	(22,479,397)
Change in net unrealized appreciation (depreciation)	31,682,102	(86,080,819)
Net increase (decrease) in net assets resulting from operations	6,945,656	(45,444,863)
Distributions to shareholders from: Net investment income: Class A	(21,189,641)	(56,590,335)
Class B	(6,245)*	(108,169)
Class C	(1,780,439)	(4,968,839)
Class R	(12,032)	(28,056)
Class R6	(243)	(574)
Class S	(749,987)	(1,778,581)
Institutional Class	(1,953,792)	(5,778,255)
Total distributions	(25,692,379)	(69,252,809)
Fund share transactions: Proceeds from shares sold	95,352,296	218,709,967
Reinvestment of distributions	22,726,148	60,933,391
Payments for shares redeemed	(181,756,589)	(410,240,493)
Redemption fees	611	212,792
Net increase (decrease) in net assets from Fund share transactions	(63,677,534)	(130,384,343)
Increase (decrease) in net assets	(82,424,257)	(245,082,015)
Net assets at beginning of period	1,065,034,878	1,310,116,893
Net assets at end of period (including undistributed net investment income of $962,012 and $511,002, respectively)	$ 982,610,621	$ 1,065,034,878

* For the period from October 1, 2015 to February 10, 2016 (See Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

		Years Ended September 30,
Class A	Six Months Ended 3/31/16 (Unaudited)	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.45	$ 4.91	$ 4.89	$ 4.90	$ 4.42	$ 4.77
Income (loss) from investment operations: Net investment income[a]	.11	.25	.28	.30	.32	.37
Net realized and unrealized gain (loss)	(.07)	(.44)	.03	.03	.49	(.31)
Total from investment operations	.04	(.19)	.31	.33	.81	.06
Less distributions from: Net investment income	(.11)	(.27)	(.29)	(.33)	(.33)	(.39)
Net realized gains	—	—	—	(.01)	—	(.02)
Total distributions	(.11)	(.27)	(.29)	(.34)	(.33)	(.41)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.38	$ 4.45	$ 4.91	$ 4.89	$ 4.90	$ 4.42
Total Return (%)[b]	.94**	(4.13)	6.42	6.84	18.96	.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	801	873	1,081	1,199	1,338	1,125
Ratio of expenses (%)	.96*	.94	.92	.92	.92	.93
Ratio of net investment income (%)	5.16*	5.11	5.52	6.00	6.77	7.58
Portfolio turnover rate (%)	23**	45	50	54	50	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized *** Amount is less than $.005.

		Years Ended September 30,
Class C	Six Months Ended 3/31/16 (Unaudited)	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42	$ 4.78
Income (loss) from investment operations: Net investment income[a]	.10	.21	.24	.26	.28	.33
Net realized and unrealized gain (loss)	(.08)	(.43)	.02	.04	.50	(.32)
Total from investment operations	.02	(.22)	.26	.30	.78	.01
Less distributions from: Net investment income	(.09)	(.23)	(.25)	(.29)	(.30)	(.35)
Net realized gains	—	—	—	(.01)	—	(.02)
Total distributions	(.09)	(.23)	(.25)	(.30)	(.30)	(.37)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.39	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42
Total Return (%)[b]	.33**	(4.64)	5.38	6.23	18.05	.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	88	111	114	120	98
Ratio of expenses (%)	1.74*	1.72	1.69	1.69	1.69	1.68
Ratio of net investment income (%)	4.39*	4.33	4.75	5.23	6.00	6.83
Portfolio turnover rate (%)	23**	45	50	54	50	68
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charges. * Annualized ** Not annualized *** Amount is less than $.005.

		Years Ended September 30,
Class R	Six Months Ended 3/31/16 (Unaudited)	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.45	$ 4.90	$ 4.89	$ 4.89	$ 4.81
Income (loss) from investment operations: Net investment income[b]	.11	.23	.26	.28	.13
Net realized and unrealized gain (loss)	(.08)	(.43)	.02	.04	.08
Total from investment operations	.03	(.20)	.28	.32	.21
Less distributions from: Net investment income	(.10)	(.25)	(.27)	(.31)	(.13)
Net realized gains	—	—	—	(.01)	—
Total distributions	(.10)	(.25)	(.27)	(.32)	(.13)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.38	$ 4.45	$ 4.90	$ 4.89	$ 4.89
Total Return (%)	.53c**	(4.26)[c]	5.78	6.59[c]	4.41c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1	690	426	31	1
Ratio of expenses before expense reductions (%)	1.44*	1.38	1.27	1.50	5.59*
Ratio of expenses after expense reductions (%)	1.30*	1.30	1.27	1.32	1.40*
Ratio of net investment income (%)	4.81*	4.74	5.18	5.57	6.34*
Portfolio turnover rate (%)	23**	45	50	54	50[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R6	Six Months Ended 3/31/16 (Unaudited)	Year Ended 9/30/15	Period Ended 9/30/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.46	$ 4.91	$ 5.05
Income (loss) from investment operations: Net investment income[b]	.12	.25	.03
Net realized and unrealized gain (loss)	(.09)	(.42)	(.14)
Total from investment operations	.03	(.17)	(.11)
Less distributions from: Net investment income	(.11)	(.28)	(.03)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 4.38	$ 4.46	$ 4.91
Total Return (%)	1.02c**	(3.67)[c]	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	9	10
Ratio of expenses before expense reductions (%)	.86*	.85	.62*
Ratio of expenses after expense reductions (%)	.80*	.80	.62*
Ratio of net investment income (%)	5.35*	5.24	5.92*
Portfolio turnover rate (%)	23**	45	50[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

		Years Ended September 30,
Class S	Six Months Ended 3/31/16 (Unaudited)	2015	2014	2013	Period Ended 9/30/12[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.46	$ 4.91	$ 4.89	$ 4.89	$ 4.81
Income (loss) from investment operations: Net investment income[b]	.12	.25	.29	.30	.13
Net realized and unrealized gain (loss)	(.08)	(.42)	.03	.04	.09
Total from investment operations	.04	(.17)	.32	.34	.22
Less distributions from: Net investment income	(.12)	(.28)	(.30)	(.33)	(.14)
Net realized gains	—	—	—	(.01)	—
Total distributions	(.12)	(.28)	(.30)	(.34)	(.14)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.38	$ 4.46	$ 4.91	$ 4.89	$ 4.89
Total Return (%)	.81**	(3.73)	6.52	7.11[c]	4.71c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	30	26	20	17
Ratio of expenses before expense reductions (%)	.80*	.77	.75	.85	.92*
Ratio of expenses after expense reductions (%)	.80*	.77	.75	.82	.90*
Ratio of net investment income (%)	5.32*	5.25	5.68	6.08	6.61*
Portfolio turnover rate (%)	23**	45	50	54	50[d]

[a] For the period from May 1, 2012 (commencement of operations) to September 30, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2012.

* Annualized

** Not annualized

*** Amount is less than $.005.

		Years Ended September 30,
Institutional Class	Six Months Ended 3/31/16 (Unaudited)	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42	$ 4.77
Income (loss) from investment operations: Net investment income[a]	.12	.26	.29	.31	.33	.38
Net realized and unrealized gain (loss)	(.07)	(.43)	.02	.04	.50	(.31)
Total from investment operations	.05	(.17)	.31	.35	.83	.07
Less distributions from: Net investment income	(.12)	(.28)	(.30)	(.34)	(.35)	(.40)
Net realized gains	—	—	—	(.01)	—	(.02)
Total distributions	(.12)	(.28)	(.30)	(.35)	(.35)	(.42)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.39	$ 4.46	$ 4.91	$ 4.90	$ 4.90	$ 4.42
Total Return (%)	.84**	(3.68)	6.46	7.34	19.29	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	72	88	118	189	58
Ratio of expenses (%)	.74*	.70	.69	.66	.66	.66
Ratio of net investment income (%)	5.38*	5.35	5.74	6.24	7.06	7.85
Portfolio turnover rate (%)	23**	45	50	54	50	68
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended March 31, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of March 31, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of March 31, 2016, the Fund had securities on loan, all of which were classified as common stock/corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2015, the Fund had a net tax basis capital loss carryforward of approximately $297,070,000, including $266,461,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($21,744,000), September 30, 2017 ($132,681,000), September 30, 2018 ($101,111,000) and September 30, 2019 (10,925,000), the respective expiration dates, whichever occurs first; and approximately $30,609,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,384,000) and long-term losses ($23,225,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended March 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of March 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2016, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $10,960,000 to $21,185,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended March 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of March 31, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $614,000 to $733,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $71,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 230
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liabilities Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (1,119,911)	$ (1,119,911)
Foreign Exchange Contracts (b)	(28,810)	—	(28,810)
	$ (28,810)	$ (1,119,911)	$ (1,148,721)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on bilateral swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended March 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (974,846)	$ (974,846)
Foreign Exchange Contracts (b)	6,555	—	6,555
	$ 6,555	$ (974,846)	$ (968,291)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (52,755)	$ (52,755)
Foreign Exchange Contracts (b)	(18,991)	—	(18,991)
	$ (18,991)	$ (52,755)	$ (71,746)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of March 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 230	$ (230)	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 28,810	$ (230)	$ —	$ 28,580
Credit Suisse	725,167	—	—	725,167
Morgan Stanley	394,744	—	—	394,744
	$ 1,148,721	$ (230)	$ —	$ 1,148,491

C. Purchases and Sales of Securities

During the six months ended March 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $222,560,291 and $242,954,303, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the six months ended March 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.05%
Class B	1.80%
Class C	1.80%
Class R	1.30%
Class R6	.80%
Class S	.80%
Institutional Class	.80%

For the six months ended March 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 1,054
Class R	360
Class R6	3
$ 1,417

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2016, the Administration Fee was $510,764, of which $83,226 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at March 31, 2016
Class A	$ 184,776	$ 75,868
Class B	927	292
Class C	7,994	3,180
Class R	36	12
Class R6	11	4
Class S	3,294	1,135
Institutional Class	1,541	680
	$ 198,579	$ 81,171

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares, and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, Class C and Class R shares. For the six months ended March 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2016
Class B	$ 1,230	$ —
Class C	313,834	51,347
Class R	660	107
	$ 315,724	$ 51,454

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2016	Annualized Rate
Class A	$ 978,708	$ 310,681.23%
Class B	407	7.25%
Class C	104,014	33,029.25%
Class R	658	200.25%
	$ 1,083,787	$ 343,917

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2016, aggregated $23,426.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $109 and $1,256, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2016, DDI received $717 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,553, of which $10,612 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2016.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,224,753	$ 45,791,112	20,384,502	$ 98,189,347
Class B	15*	71*	6,413	31,282
Class C	991,690	4,349,492	1,365,880	6,594,743
Class R	22,630	98,948	120,098	567,982
Class S	2,810,605	12,596,480	6,368,739	30,425,284
Institutional Class	7,337,408	32,516,193	16,998,962	82,901,329
		$ 95,352,296		$ 218,709,967
Shares issued to shareholders in reinvestment of distributions
Class A	4,211,932	$ 18,498,399	10,306,562	$ 49,128,161
Class B	1,065	4,787	19,366	92,911
Class C	377,270	1,658,669	964,381	4,603,273
Class R	2,737	12,032	5,911	28,056
Class R6	55	243	120	574
Class S	136,452	600,825	274,309	1,305,092
Institutional Class	443,781	1,951,193	1,208,216	5,775,324
		$ 22,726,148		$ 60,933,391
Shares redeemed
Class A	(27,586,054)	$ (121,086,904)	(55,074,711)	$ (263,009,298)
Class B	(216,961)*	(965,336)*	(547,239)	(2,622,199)
Class C	(2,747,932)	(12,050,462)	(5,299,931)	(25,216,790)
Class R	(63,335)	(282,352)	(57,838)	(273,247)
Class S	(3,962,504)	(17,366,402)	(5,195,745)	(24,626,619)
Institutional Class	(6,775,415)	(30,005,133)	(19,786,843)	(94,492,340)
		$ (181,756,589)		$ (410,240,493)
Redemption fees		$ 611		$ 212,792
Net increase (decrease)
Class A	(13,149,369)	$ (56,796,778)	(24,383,647)	$ (115,481,591)
Class B	(215,881)*	(960,478)*	(521,460)	(2,498,006)
Class C	(1,378,972)	(6,040,070)	(2,969,670)	(14,018,774)
Class R	(37,968)	(171,372)	68,171	322,791
Class R6	55	243	120	574
Class S	(1,015,447)	(4,169,097)	1,447,303	7,103,757
Institutional Class	1,005,774	4,460,018	(1,579,665)	(5,813,094)
		$ (63,677,534)		$ (130,384,343)

* For the period from October 1, 2015 to February 10, 2016 (See Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R and Class R6 shares; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2015 to March 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,009.40	$ 1,003.30	$ 1,005.30	$ 1,010.20	$ 1,008.10	$ 1,008.40
Expenses Paid per $1,000*	$ 4.82	$ 8.71	$ 6.52	$ 3.97	$ 4.02	$ 3.72
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,020.20	$ 1,016.30	$ 1,018.50	$ 1,021.05	$ 1,021.00	$ 1,021.30
Expenses Paid per $1,000*	$ 4.85	$ 8.77	$ 6.56	$ 3.99	$ 4.04	$ 3.74

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche High Income Fund	.96%	1.74%	1.30%	.80%	.80%	.74%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 643	25155T 106	25155T 635
Fund Number	008	308	2308	513

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	KHYRX	KHYQX
CUSIP Number	25155T 205	25155T 460
Fund Number	1568	1600

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 27, 2016